Exhibit 99.2

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT (this “Assumption Agreement”), dated as of March 30, 2007, made by ARAMARK SERVICES INC., a Delaware corporation (“New ARAMARK”) and each of the Loan Guarantors listed on the signature page hereto, in favor of Citibank, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meanings given to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, ARAMARK CORPORATION (as successor to RMK Acquisition Corporation) (the “Existing ARAMARK”), ARAMARK CANADA LTD., a company organized under the laws of Canada, ARAMARK INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales, ARAMARK IRELAND HOLDINGS LIMITED, a company incorporated under the laws of Ireland, ARAMARK HOLDINGS GMBH & CO. KG, a company organized under the laws of Germany, ARAMARK GMBH, a company organized under the laws of Germany, ARAMARK INTERMEDIATE HOLDCO CORPORATION, a Delaware corporation, the Subsidiary Guarantors party thereto, CITIBANK, N.A., as administrative agent and collateral agent for the Lenders thereunder (in such capacities, the “Agent”) and the other parties thereto from time to time have previously entered into that certain Credit Agreement, dated as of January 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the U.S. Borrower, Holdings and certain of the U.S. Subsidiary Guarantors have entered into the Security Agreement, in favor of the Agent for the benefit of the Secured Parties;

WHEREAS, New ARAMARK and Existing ARAMARK are parties to a certain plan of merger (the “Merger Agreement”), by and among New ARAMARK and Existing ARAMARK pursuant to which New ARAMARK will be merged (the “Merger”) with and into Existing ARAMARK, with New ARAMARK being renamed ARAMARK Corporation and continuing as the surviving corporation in the Merger; and

WHEREAS, this Assumption Agreement is executed and delivered pursuant to Section 6.03(a) of the Credit Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Credit Agreement. By executing and delivering this Assumption Agreement, New ARAMARK hereby agrees that, upon the effectiveness of the Merger all rights, title, interests, obligations and liabilities of all and whatever nature of the “U.S. Borrower” under the Credit Agreement, the Security Agreement and each of the other Loan Documents to which the U.S. Borrower is party (in furtherance of and in addition to, and not in lieu of, any assumption or deemed assumption by operation of law) from and after the date hereof with the same force and

(Signature Page – Assumption Agreement)

effect as if originally the “U.S. Borrower” under the Credit Agreement and a “Grantor” under the Security Agreement. Without limiting the generality of the foregoing, New ARAMARK hereby expressly agrees to observe and perform and be bound by all of the terms, covenants, representations, warranties, and agreements contained in the Credit Agreement and each other Loan Document delivered thereunder which are binding upon, and to be observed or performed by, the U.S. Borrower. New ARAMARK hereby ratifies and confirms the validity of, and all of its obligations and liabilities (including the Obligations) under, the Credit Agreement and such other Loan Documents. New ARAMARK hereby represents and warrants that after giving effect to this Assumption Agreement, each of the representations and warranties set forth in Article III (other than Section 3.21) and in the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects.

2. Effect on the Credit Agreement and Loan Documents. On and after the effectiveness of this Assumption Agreement, each reference in each of the Credit Agreement and each other Loan Document to the “U.S. Borrower,” or words to that effect shall mean and be a reference to New ARAMARK and New ARAMARK shall be the “U.S. Borrower” for all purposes of the Credit Agreement and the other Loan Documents.

3. Governing Law. This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

4. Loan Document. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement.

5. Affirmation of Guarantee. Each of the Loan Guarantors listed on the signature page hereto hereby consents to the Merger and agrees that the obligations of each Loan Guarantor under the Credit Agreement and the other Loan Documents to which such Loan Guarantor is a party shall continue to be in full force and effect following the Merger to the same extent as if New ARAMARK had been named as the U.S. Borrower in the Credit Agreement as of the date thereof.

(Signature Page – Assumption Agreement)

2

IN WITNESS WHEREOF, each of the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

ARAMARK Corporation (formerly known As ARAMARK Services, Inc.)

By:	/s/ Christopher Holland
	Name:	Christopher S. Holland
Title:

(Signature Page – Assumption Agreement)

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:	/s/ Christopher Holland
	Name:	Christopher S. Holland
	Title:	Authorized Signatory

ARAMARK BUSINESS DINING SERVICES OF TEXAS, INC.

ARAMARK EDUCATIONAL SERVICES OF TEXAS, INC.

ARAMARK FOOD SERVICE CORPORATION OF TEXAS

ARAMARK HEALTHCARE SUPPORT SERVICES OF TEXAS, INC.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES OF TEXAS, INC.

By:	/s/ Betty McCann
	Name:	Betty McCann
	Title:	President

ARAMARK EXECUTIVE MANAGEMENT SERVICES USA, INC.

ARAMARK SERVICES MANAGEMENT OF HI, INC.

ARAMARK SERVICES MANAGEMENT OF IL, INC.

ARAMARK SERVICES MANAGEMENT OF MI, INC.

ARAMARK SERVICES MANAGEMENT OF NJ, INC.

ARAMARK SERVICES MANAGEMENT OF OH, INC.

ARAMARK SERVICES MANAGEMENT OF SC, INC.

ARAMARK SERVICES MANAGEMENT OF WI, INC.

By:	/s/ John M. Lafferty
	Name:	John M. Lafferty
	Title:	Assistant Treasurer

(Signature Page – Assumption Agreement)

ARAMARK RAV, INC.

By:	/s/ Karen Wallace
Name: Karen Wallace
Title: Treasurer

ARAMARK AVIATION SERVICES LIMITED PARTNERSHIP

	By:	ARAMARK SMMS, LLC, its General Partner

		By:	ARAMARK SERVICES, INC., its sole member

		By:	/s/ Christopher Holland
Name: Christopher S. Holland
Title: Director and President

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP

By:	ARAMARK SMMS, LLC, its General Partner

	By:	ARAMARK SERVICES, INC., its sole member

	By:	/s/ Christopher Holland
Name: Christopher S. Holland
Title: Director and President

TAHOE ROCKET LP

By:	ARAMARK SPORTS AND ENTERTAINMENT SERVICES, INC., its General Partner

By:	/s/ Christopher Holland
Name: Christopher S. Holland
Title: Director and Treasurer

(Signature Page – Assumption Agreement)

SCHEDULE I

Addison Concessions, Inc. (Delaware)

ARAMARK Asia Management, LLC (Delaware)

ARAMARK Campus, Inc. (Delaware)

ARAMARK Cleanroom Services, Inc. (Delaware)

ARAMARK Cleanroom Services (Puerto Rico), Inc. (Delaware)

ARAMARK Clinical Technology Services, Inc. (Delaware)

ARAMARK Confection Corporation (Delaware)

ARAMARK Correctional Services, Inc. (Delaware)

ARAMARK CTS, LLC (Delaware)

ARAMARK Educational Group, Inc. (Delaware)

ARAMARK Educational Services, Inc. (Delaware)

ARAMARK Engineering Associates, LLC (Delaware)

ARAMARK Entertainment, Inc. (Delaware)

ARAMARK Facilities Management, Inc. (Delaware)

ARAMARK FHC Business Services, LLC (Delaware)

ARAMARK FHC Campus Services, LLC (Delaware)

ARAMARK FHC Correctional Services, LLC (Delaware)

ARAMARK FHC Healthcare Support Services, LLC (Delaware)

ARAMARK FHC Refreshment Services, LLC (Delaware)

ARAMARK FHC School Support Services, LLC (Delaware)

ARAMARK FHC Services, LLC (Delaware)

ARAMARK FHC Sports and Entertainment Services, LLC (Delaware)

ARAMARK FHC, LLC (Delaware)

ARAMARK Food and Support Services Group, Inc. (Delaware)

ARAMARK Food Service Corporation (Delaware)

ARAMARK FSM, LLC (Delaware)

ARAMARK Healthcare Support Services of the Virgin Islands, Inc. (Delware)

ARAMARK Healthcare Support Services, Inc. (Delaware)

ARAMARK India Holdings LLC (Delaware)

ARAMARK Industrial Services, Inc. (Delaware)

ARAMARK Japan, Inc. (Delaware)

ARAMARK Marketing Services Group, Inc. (Delaware)

ARAMARK Organizational Services, Inc. (Delaware)

ARAMARK RBI, Inc. (Delaware)

ARAMARK Refreshment Services, Inc. (Delaware)

ARAMARK Schools, Inc. (Delaware)

ARAMARK SCM, Inc. (Delaware)

ARAMARK Senior Living Services, LLC (Delaware)

ARAMARK Senior Notes Company (Delaware)

ARAMARK Services of Puerto Rico, Inc. (Delaware)

ARAMARK Services, Inc. (Delaware)

ARAMARK SM Management Services, Inc. (Delaware)

ARAMARK SMMS LLC (Delaware)

ARAMARK SMMS Real Estate LLC (Delaware)

ARAMARK Sports and Entertainment Group, Inc. (Delaware)

ARAMARK Sports and Entertainment Services, Inc. (Delaware)

ARAMARK Sports Facilities, LLC (Delaware)

ARAMARK Sports, Inc. (Delaware)

ARAMARK Summer Games 1996, Inc. (Delaware)

ARAMARK U.S. Offshore Services, Inc. (Delaware)

ARAMARK Uniform & Career Apparel Group, Inc. (Delaware)

ARAMARK Uniform & Career Apparel, Inc. (Delaware)

ARAMARK Uniform Manufacturing Company (Delaware)

ARAMARK Uniform Services (Matchpoint) LLC (Delaware)

ARAMARK Uniform Services (Midwest) LLC (Delaware)

ARAMARK Uniform Services (North Carolina) LLC (Delaware)

ARAMARK Uniform Services (Pittsburgh) LLC (Delaware)

ARAMARK Uniform Services (Rochester) LLC (Delaware)

ARAMARK Uniform Services (Santa Ana) LLC (Delaware)

ARAMARK Uniform Services (Syracuse) LLC (Delaware)

ARAMARK Uniform Services (West Adams) LLC (Delaware)

ARAMARK Venue Services, Inc. (Delaware)

ARAMARK/HMS Company

Delsac VIII, Inc.

Fine Host Holdings, LLC (Delaware)

Galls, an ARAMARK Company, LLC (Delaware)

Harrison Conference Associates, Inc. (Delaware)

Harrison Conference Center of Glen Cove, Inc. (New York)

Harry M. Stevens, Inc. (New York)

Seamlessweb Professional Solutions, Inc. (Delaware)

The Menu Marketing Group, Inc. (Delaware)

American Snack & Beverage, Inc. (Florida)

ARAMARK American Food Services, Inc. (Ohio)

ARAMARK Capital Asset Services, Inc. (Wisconsin)

ARAMARK Consumer Discount Company (Pennsylvania)

ARAMARK Distribution Services, Inc. (Illinois)

ARAMARK Educational Services of Vermont, Inc. (Vermont)

ARAMARK Facility Management Corporation of Iowa (Iowa)

ARAMARK Facility Services, Inc. (Maryland)

ARAMARK FHC Kansas, Inc. (Kansas)

ARAMARK Food Service Corporation of Kansas (Kansas)

ARAMARK Kitty Hawk, Inc. (Idaho)

ARAMARK Services of Kansas, Inc. (Kansas)

Harrison Conference Center of Lake Bluff, Inc. (Illinois)

Harrison Conference Services of Massachusetts, Inc. (Massachusetts)

Harrison Conference Services of North Carolina, Inc. (North Carolina)

Harrison Conference Services of Princeton, Inc. (New Jersey)

Harrison Conference Services of Wellesley, Inc. (Massachusetts)

Harry M. Stevens, Inc. of New Jersey (New Jersey)

Harry M. Stevens, Inc. of Penn. (Pennsylvania)

Kowalski-Dickow Associates, Inc. (Wisconsin)

L&N Uniform Supply Co., Inc. (California)

Lake Tahoe Cruises, Inc. (California)

Landy Textile Rental Services, Inc. (Pennsylvania)

MyAssistant, Inc. (Pennsylvania)

Overall Laundry Services, Inc. (WA)

Paradise Hornblower, LLC (California)

Restaura, Inc. (Michigan)

Shoreline Operating Company, Inc. (California)

Travel Systems, Ltd. (Nevada)

Accepted and Agreed to:

CITIBANK, N.A.

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President